Exhibit 99.1

Discontinued Operations Presentation - FMC Alkali Chemicals
In September 2014, we announced our decision to pursue the sale of our FMC Alkali Chemicals division (“ACD”). On February 3, 2015, we signed a definitive agreement to sell ACD to wholly owned subsidiary of Tronox Limited and we expect the sale to be completed in early 2015 subject to customary regulatory approvals and closing conditions.
We have concluded, as a result of the signing of the definitive agreement, that ACD has met the criteria to be an asset held for sale and therefore will be presented as a discontinued operation in accordance with U.S. generally accepted accounting principles ("GAAP") in future reporting periods. Accordingly, we have recasted the following financial schedules for each quarterly period within our fiscal years ended December 31, 2014 and 2013 as well as the fiscal years ended December 31, 2014, 2013 and 2012, respectively, to present ACD as a discontinued operation.

Recasted Financial Schedules:

FMC CORPORATION
RECASTED - CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in millions, except per share amounts)

	2014					2013					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	YTD
Revenue	$756.9	$794.9	$819.1	$887.8	$3,258.7	$731.1	$683.6	$777.0	$939.0	$3,130.7	$2,677.6

Costs of sales and services	463.9	478.8	535.6	569.5	2,047.8	410.6	396.2	502.9	620.1	1,929.8	1,582.2

Gross margin	293.0	316.1	283.5	318.3	1,210.9	320.5	287.4	274.1	318.9	1,200.9	1,095.4

Selling, general and administrative expenses	114.6	119.6	140.7	214.9	589.8	116.8	122.2	120.3	136.8	496.1	469.8
Research and development expenses	25.8	32.5	30.2	37.8	126.3	27.7	27.2	28.4	32.3	115.6	110.4
Restructuring and other charges (income)	6.7	2.6	35.6	11.5	56.4	9.3	5.9	32.1	3.2	50.5	27.5
Business separation costs	3.0	13.8	6.8	—	23.6	—	—	—	—	—	—
Total costs and expenses	614.0	647.3	748.9	833.7	2,843.9	564.4	551.5	683.7	792.4	2,592.0	2,189.9
Income from operations	142.9	147.6	70.2	54.1	414.8	166.7	132.1	93.3	146.6	538.7	487.7
Equity in (earnings) loss of affiliates	(0.3)	—	0.1	—	(0.2)	(0.2)	(0.4)	(0.3)	0.1	(0.8)	(0.8)
Interest expense, net	11.6	13.2	12.8	13.6	51.2	9.0	9.6	8.4	9.3	36.3	35.0

Income from continuing operations before income taxes	131.6	134.4	57.3	40.5	363.8	157.9	122.9	85.2	137.2	503.2	453.5
Provision for income taxes	34.6	36.4	3.6	(18.4)	56.2	40.9	31.9	28.7	30.1	131.6	107.7
Income from continuing operations	97.0	98.0	53.7	58.9	307.6	117.0	91.0	56.5	107.1	371.6	345.8
Discontinued operations, net of income taxes	(26.6)	15.3	6.4	19.4	14.5	18.0	30.2	(36.6)	(75.2)	(63.6)	89.9
Net income	$70.4	$113.3	$60.1	$78.3	$322.1	$135.0	$121.2	$19.9	$31.9	$308.0	$435.7
Less: Net income attributable to noncontrolling interests	4.8	4.2	3.8	1.8	14.6	4.1	3.2	2.0	4.8	14.1	19.5
Net income attributable to FMC stockholders	$65.6	$109.1	$56.3	$76.5	$307.5	$130.9	$118.0	$17.9	$27.1	$293.9	$416.2

Amounts attributable to FMC stockholders:
Income from continuing operations, net of tax	$93.8	$95.7	$51.6	$57.1	$298.2	$115.8	$89.6	$55.8	$103.9	$365.1	$341.3
Discontinued operations, net of tax	(28.2)	13.4	4.7	19.4	$9.3	15.1	28.4	(37.9)	(76.8)	$(71.2)	74.9
Net income	$65.6	$109.1	$56.3	$76.5	$307.5	$130.9	$118.0	$17.9	$27.1	$293.9	$416.2
Basic earnings (loss) per common share attributable to FMC stockholders:
Continuing operations (1)	$0.70	$0.72	$0.39	$0.43	$2.23	$0.84	$0.65	$0.41	$0.78	$2.69	$2.47
Discontinued operations (1)	(0.21)	0.10	0.03	0.14	0.07	0.11	0.21	(0.28)	(0.58)	(0.53)	0.54
Basic earnings per common share (1)	$0.49	$0.82	$0.42	$0.57	$2.30	$0.95	$0.86	$0.13	$0.20	$2.16	$3.01
Average number of shares outstanding used in basic earnings per share computations	133.1	133.3	133.4	133.5	133.3	137.1	136.3	134.1	133.3	135.2	137.7
Diluted earnings (loss) per common share attributable to FMC stockholders:
Continuing operations (1)	$0.70	$0.71	$0.39	$0.43	$2.22	$0.83	$0.65	$0.41	$0.77	$2.68	$2.46
Discontinued operations (1)	(0.21)	0.10	0.03	0.14	0.07	0.11	0.21	(0.28)	(0.57)	(0.52)	0.54
Diluted earnings per common share (1)	$0.49	$0.81	$0.42	$0.57	$2.29	$0.94	$0.86	$0.13	$0.20	$2.16	$3.00
Average number of shares outstanding used in diluted earnings per share computations	134.3	134.4	134.3	134.3	134.3	138.1	137.1	135.0	134.3	136.1	138.8

(1)	The sum of quarterly earnings per common share may differ from the full year amounts due to rounding.

FMC CORPORATION
RECASTED - SCHEDULE OF ADJUSTED EARNINGS FROM CONTINUING OPERATIONS (NON-GAAP)
(Unaudited, in millions, except per share amounts)

	2014					2013					2012
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	YTD
Revenue	$756.9	$794.9	$819.1	$887.8	$3,258.7	$731.1	$683.6	$777.0	$939.0	$3,130.7	$2,677.6
Costs of sales and services	460.8	477.7	535.6	569.5	2,043.6	410.6	396.2	500.8	617.0	1,924.6	1,575.0

Gross margin	296.1	317.2	283.5	318.3	1,215.1	320.5	287.4	276.2	322.0	1,206.1	1,102.6

Selling, general and administrative expenses	110.4	116.9	102.7	117.5	447.5	104.1	110.6	110.0	128.5	453.2	434.9
Research and development expenses	25.8	32.5	30.2	37.8	126.3	27.7	27.2	28.4	32.3	115.6	110.4
Equity in (earnings) loss of affiliates	(0.3)	—	0.1	—	(0.2)	(0.2)	(0.4)	(0.3)	0.1	(0.8)	(0.8)

Total costs and expenses	596.7	627.1	668.6	724.8	2,617.2	542.2	533.6	638.9	777.9	2,492.6	2,119.5

Adjusted earnings from continuing operations, before interest, income taxes and noncontrolling interests (1)	$160.2	$167.8	$150.5	$163.0	$641.5	$188.9	$150.0	$138.1	$161.1	$638.1	$558.1

Interest expense, net	11.6	13.2	12.8	13.6	51.2	9.0	9.6	8.4	9.3	36.3	35.0
Adjusted earnings from continuing operations, before income taxes and noncontrolling interests	$148.6	$154.6	$137.7	$149.4	$590.3	$179.9	$140.4	$129.7	$151.8	$601.8	$523.1

Provision for income taxes	40.4	42.7	32.5	27.2	142.8	48.0	38.0	37.5	29.9	153.4	151.2
Net income attributable to noncontrolling interests	3.2	2.3	2.1	1.8	9.4	1.2	1.4	0.7	3.2	6.5	4.5
Adjusted after-tax earnings from continuing operations, attributable to FMC stockholders (Non-GAAP) (2)	$105.0	$109.6	$103.1	$120.4	$438.1	$130.7	$101.0	$91.5	$118.7	$441.9	$367.4

Diluted adjusted after-tax earnings from continuing operations per share, attributable to FMC stockholders (Non-GAAP) (3)	$0.78	$0.82	$0.77	$0.90	$3.26	$0.95	$0.74	$0.68	$0.88	$3.25	$2.65
Reconciling items to diluted earnings per common share (3)	(0.29)	(0.01)	(0.35)	(0.33)	(0.97)	(0.01)	0.12	(0.55)	(0.68)	(1.09)	0.35
Diluted earnings per common share (GAAP) (3)	$0.49	$0.81	$0.42	$0.57	$2.29	$0.94	$0.86	$0.13	$0.20	$2.16	$3.00

(1)	Referred to as Adjusted Operating Profit.

(2)
The Company believes that the Non-GAAP financial measure “Adjusted After-Tax Earnings from Continuing Operations, Attributable to FMC Stockholders”, and its presentation on a per share basis, provides useful information about the Company’s operating results to investors and securities analysts. Adjusted earnings excludes the effects of Corporate special charges, tax-related adjustments and the results of our discontinued operations. The Company also believes that excluding the effects of these items from operating results allows management and investors to compare more easily the financial performance of its underlying businesses from period to period. Additionally, the above schedule is presented in a format which reflects the manner in which we manage our business and is not in accordance with GAAP.

(3)	The sum of quarterly earnings per common share may differ from the full year amounts due to rounding.

FMC CORPORATION
RECASTED - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECASTED - RECONCILIATION OF NET INCOME ATTRIBUTABLE TO FMC STOCKHOLDERS (GAAP)
TO ADJUSTED AFTER-TAX EARNINGS FROM CONTINUING OPERATIONS,
ATTRIBUTABLE TO FMC STOCKHOLDERS (NON-GAAP)
(Unaudited, in millions, except per share amounts)

	2014					2013					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	YTD
Net income attributable to FMC stockholders (GAAP)	$65.6	$109.1	$56.3	$76.5	$307.5	$130.9	$118.0	$17.9	$27.1	$293.9	$416.2
Corporate special charges (income):
Restructuring and other charges (income)	6.7	2.6	35.6	11.5	56.4	9.3	5.9	32.1	3.2	50.5	27.5
Non-operating pension and postretirement charges	4.2	2.7	1.5	2.1	10.5	12.7	11.6	5.7	8.1	38.1	34.9
Business separation costs	3.0	13.8	6.8	—	23.6	—	—	—	—	—	—
Acquisition related charges	3.1	1.1	36.5	95.3	136.0	—	—	6.7	3.3	10.0	7.2
Income tax expense (benefit) on Corporate special charges (income)	(5.8)	(7.3)	(27.7)	(43.3)	(84.1)	(8.1)	(6.8)	(16.2)	(5.3)	(36.4)	(25.1)
Discontinued operations attributable to FMC stockholders, net of income taxes	28.2	(13.4)	(4.7)	(19.4)	(9.3)	(15.1)	(28.4)	37.9	76.8	71.2	(74.9)
Tax expense (benefit) adjustments	—	1.0	(1.2)	(2.3)	(2.5)	1.0	0.7	7.4	5.5	14.6	(18.4)

Adjusted after-tax earnings from continuing operations attributable to FMC stockholders (Non-GAAP)	$105.0	$109.6	$103.1	$120.4	$438.1	$130.7	$101.0	$91.5	$118.7	$441.9	$367.4

Diluted earnings per common share (GAAP) (1)	$0.49	$0.81	$0.42	$0.57	$2.29	$0.94	$0.86	$0.13	$0.20	$2.16	$3.00
Corporate special charges (income) per diluted share, before tax:
Restructuring and other charges (income)	0.05	0.02	0.27	0.08	0.42	0.07	0.04	0.24	0.03	0.37	0.20
Non-operating pension and postretirement charges	0.03	0.02	0.01	0.02	0.08	0.09	0.09	0.04	0.06	0.28	0.25
Business separation costs	0.02	0.10	0.05	—	0.18	—	—	—	—	—	—
Acquisition related charges	0.02	0.01	0.27	0.71	1.01	—	—	0.05	0.02	0.07	0.05
Income tax expense (benefit) on Corporate special charges (income), per diluted share	(0.04)	(0.05)	(0.21)	(0.32)	(0.63)	(0.05)	(0.05)	(0.12)	(0.04)	(0.26)	(0.18)
Discontinued operations per diluted share	0.21	(0.10)	(0.03)	(0.14)	(0.07)	(0.11)	(0.21)	0.28	0.57	0.52	(0.54)
Tax adjustments per diluted share	—	0.01	(0.01)	(0.02)	(0.02)	0.01	0.01	0.06	0.04	0.11	(0.13)

Diluted adjusted after-tax earnings from continuing operations per share, attributable to FMC stockholders (Non-GAAP) (1)	$0.78	$0.82	$0.77	$0.90	$3.26	$0.95	$0.74	$0.68	$0.88	$3.25	$2.65

Average number of shares outstanding used in diluted adjusted after-tax earnings from continuing operations per share computations	134.3	134.4	134.3	134.3	134.3	138.1	137.1	135.0	134.3	136.1	138.8

(1)	The sum of quarterly earnings per common share may differ from the full year amounts due to rounding.

FMC CORPORATION
RECASTED - RECONCILIATION OF NET INCOME (GAAP) TO ADJUSTED EARNINGS FROM CONTINUING OPERATIONS,
BEFORE INTEREST AND INCOME TAXES (NON-GAAP)
(Unaudited, in millions)

	2014					2013					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	YTD
Net income (GAAP)	$70.4	$113.3	$60.1	$78.3	$322.1	$135.0	$121.2	$19.9	$31.9	$308.0	$435.7
Restructuring and other charges (income)	6.7	2.6	35.6	11.5	56.4	9.3	5.9	32.1	3.2	50.5	27.5
Non-operating pension and postretirement charges	4.2	2.7	1.5	2.1	10.5	12.7	11.6	5.7	8.1	38.1	34.9
Business separation costs	3.0	13.8	6.8	—	23.6	—	—	—	—	—	—
Acquisition related charges	3.1	1.1	36.5	95.3	136.0	—	—	6.7	3.3	10.0	7.2
Discontinued operations, net of income taxes	26.6	(15.3)	(6.4)	(19.4)	(14.5)	(18.0)	(30.2)	36.6	75.2	63.6	(89.9)
Interest expense, net	11.6	13.2	12.8	13.6	51.2	9.0	9.6	8.4	9.3	36.3	35.0
Provision for income taxes	34.6	36.4	3.6	(18.4)	56.2	40.9	31.9	28.7	30.1	131.6	107.7
Adjusted earnings from continuing operations, before interest, income taxes and noncontrolling interests (Non-GAAP)	$160.2	$167.8	$150.5	$163.0	$641.5	$188.9	$150.0	$138.1	$161.1	$638.1	$558.1

FMC CORPORATION
RECASTED - INDUSTRY SEGMENT DATA
(Unaudited, in millions)

	2014					2013					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	YTD
Revenue
FMC Agricultural Solutions	$466.9	$531.2	$548.8	$626.9	$2,173.8	$495.2	$442.6	$530.2	$677.7	$2,145.7	$1,763.8
FMC Health and Nutrition	226.2	207.1	203.1	191.8	828.2	191.9	189.9	190.4	189.8	762.0	680.8
FMC Lithium	63.8	56.6	67.2	69.1	256.7	44.0	51.1	56.4	71.5	223.0	233.0
Total	$756.9	$794.9	$819.1	$887.8	$3,258.7	$731.1	$683.6	$777.0	$939.0	$3,130.7	$2,677.6
Income from continuing operations before income taxes
FMC Agricultural Solutions	120.1	130.7	116.7	130.3	497.8	163.3	124.7	114.2	136.8	539.0	454.0
FMC Health and Nutrition	50.9	49.1	43.7	44.2	187.9	43.7	44.3	41.1	40.4	169.5	161.6
FMC Lithium	6.6	7.5	5.3	7.8	27.2	1.6	1.2	2.8	6.4	12.0	20.9
Segment operating profit (1)	177.6	187.3	165.7	182.3	712.9	208.6	170.2	158.1	183.6	720.5	636.5
Corporate and other	(17.4)	(19.5)	(15.2)	(19.3)	(71.4)	(19.7)	(20.2)	(20.0)	(22.5)	(82.4)	(78.4)
Adjusted earnings from continuing operations, before interest, income taxes and noncontrolling interests (Non-GAAP)	$160.2	$167.8	$150.5	$163.0	$641.5	$188.9	$150.0	$138.1	$161.1	$638.1	$558.1

Interest expense, net	(11.6)	(13.2)	(12.8)	(13.6)	(51.2)	(9.0)	(9.6)	(8.4)	(9.3)	(36.3)	(35.0)
Corporate special (charges) income:
Restructuring and other (charges) income	(6.7)	(2.6)	(35.6)	(11.5)	(56.4)	(9.3)	(5.9)	(32.1)	(3.2)	(50.5)	(27.5)
Non-operating pension and postretirement charges	(4.2)	(2.7)	(1.5)	(2.1)	(10.5)	(12.7)	(11.6)	(5.7)	(8.1)	(38.1)	(34.9)
Business separation charges	(3.0)	(13.8)	(6.8)	—	(23.6)	—	—	—	—	—	—
Acquisition related charges	(3.1)	(1.1)	(36.5)	(95.3)	(136.0)	—	—	(6.7)	(3.3)	(10.0)	(7.2)
Provision for income taxes	(34.6)	(36.4)	(3.6)	18.4	(56.2)	(40.9)	(31.9)	(28.7)	(30.1)	(131.6)	(107.7)
Discontinued operations, net of income taxes	(26.6)	15.3	6.4	19.4	14.5	18.0	30.2	(36.6)	(75.2)	(63.6)	89.9
Net income attributable to noncontrolling interests	(4.8)	(4.2)	(3.8)	(1.8)	(14.6)	(4.1)	(3.2)	(2.0)	(4.8)	(14.1)	(19.5)
Net income attributable to FMC stockholders	$65.6	$109.1	$56.3	$76.5	$307.5	$130.9	$118.0	$17.9	$27.1	$293.9	$416.2

(1)	Referred to as Segment Earnings.

FMC CORPORATION
RECASTED - DEPRECIATION, AMORTIZATION AND RESEARCH AND DEVELOPMENT DATA BY SEGMENT
(Unaudited, in millions)

	Year Ended December 31,
(in Millions)	Capital Expenditures			Depreciation and Amortization			Research and Development Expense
	2014	2013	2012	2014	2013	2012	2014	2013	2012
FMC Agricultural Solutions	$25.4	$49.7	$18.4	$31.0	$34.1	$34.4	$111.8	$100.5	$95.4
FMC Health and Nutrition	96.8	86.5	56.5	44.9	35.4	25.8	10.0	10.5	9.9
FMC Lithium	45.0	21.3	33.5	13.7	14.7	14.2	4.5	4.6	5.1
Corporate	15.0	8.7	9.5	3.9	3.8	3.3	—	—	—
Total	$182.2	$166.2	$117.9	$93.5	$88.0	$77.7	$126.3	$115.6	$110.4